UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                    --------


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported):   February 28, 2003
                                                    -----------------


                               TRANS ENERGY, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



    NEVADA                       93-0997412                          0-23530
  --------------                 -----------                    ---------------
  State or Other                 (Commission                     (IRS Employer
  Jurisdiction)                  File Number)                   Identification
                                                                 Number)

        210 Second Street, P.O. Box 393, St. Mary's, West Virginia 26170
    ------------------------------------------------------------------------
    (Address of Principal Executive Offices and Principal Place of Business)

       Registrant's Telephone Number, Including Area Code: (304) 684-7053




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                                    FORM 8-K

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

         On February 28, 2003, Tyler Construction Company, Inc., a 65% owned subsidiary of Trans Energy, Inc. (The "Company"), sold 7.6 miles of its 6-inch pipeline to PC Pipeline, Inc., located in Morgantown, West Virginia. In consideration for the sale, the Company received 35% of the outstanding stock of Tyler Construction from Ecological Energy, Inc., an affiliate of PC Pipeline. As a result of the transaction, the Company now owns 100% of the capital stock of Tyler Construction.

         Also on February 28, 2003, Tyler Construction sold 10 miles of its 4-inch pipeline to Triad Energy Corporation, located in Marietta, Ohio, for the cash consideration of $270,000. Proceeds from the sale are being used by the Company to pay down existing short and long-term debt.


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



                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  TRANS ENERGY, INC.



                                  By       /S/ ROBERT L. RICHARDS
                                     ----------------------------------
                                  Robert L. Richards
                                  President and Chief Executive Officer


Date:  March 14, 2003





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